UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2002

NEW CENTURY COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9459	06-1034587
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9835 Santa Fe Spring Road

Santa Fe Springs, California 90670

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 906-8455

Not applicable

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c. Exhibits:

Exhibit No.	Description

16.1	Letter from Singer, Lewak, Greenbaum & Goldstein LLP addressed to the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY COMPANIES, INC.

Date: April 25, 2003	By:	/s/ David Duquette
David Duquette President and Chief Executive Officer

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